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                                                                    Exhibit 99.2

NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES, OR DELIVERY TO SYNBIOTICS CORPORATION OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO SYNBIOTICS CORPORATION THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.


$1,000,000.00                                              San Diego, California
                                                                   March 6, 1998


                            SYNBIOTICS CORPORATION

                          CONVERTIBLE PROMISSORY NOTE


     Synbiotics Corporation, a California corporation ("Synbiotics"), for value received, hereby promises to pay to BIOQUEST VENTURE LEASING PARTNERSHIP, L.P., a limited partnership organized under the laws of the State of Delaware, or order (the "Holder"), the principal amount of One Million Dollars ($1,000,000) (the "Issue Price"), together with interest on the unpaid amount thereof in accordance with the terms hereof, from the date hereof until paid or converted in accordance with the terms hereof.

     1.   Convertible Promissory Note ("Note").
          ------------------------------------

          1.1  Note Purchase Agreement.  This Note is issued by Synbiotics
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pursuant to that certain Note Purchase Agreement, dated of even date herewith, by and between Synbiotics and the Holder (the "Purchase Agreement"), and is subject to the Purchase Agreement.

          1.2  Interest Rate.  The rate of interest hereunder shall equal five
               -------------
percent (5%) per annum, simple interest; provided, however, that upon the occurrence of an "Event of Default," as defined below, the interest rate shall increase to eight and one-half percent (8.5%) per annum until all amounts due and owing hereunder have been paid in full.

          1.3  Payment.  Subject to the provisions of Section 2 regarding
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conversion of this Note, the Issue Price plus all accrued but previously unpaid interest thereon, shall become due and payable in one lump sum on March 5, 1999 (the "Due Date"). Payment and any prepayment under Section 1.4 below shall be made by the wire transfer of immediately available funds to a bank account designated by the Holder to Synbiotics (or, if none is designated, then at 11011 Via Frontera, San Diego, California), in lawful money of the United States of America.
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          1.4  Prepayment.  This Note may be prepaid, in whole or in part, at
               ----------
any time in lawful money of the United States of America without premium or penalty.

     2.   Conversion.
          ----------

          2.1  Synbiotics' Option to Convert.  Synbiotics may at its option
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satisfy this Note in full by issuing to the Holder that number of fully paid and nonassessable (albeit unregistered) shares of Common Stock of Synbiotics as is equal to the then outstanding balance of this Note, including all accrued but unpaid interest due and owing hereunder, divided by the mean average of the closing sales price of a share of Common Stock of Synbiotics as reported by the Nasdaq National Market for the thirty (30) trading days immediately preceding and ending on the trading day that is one (1) business day prior to the date on which Synbiotics converts this Note (the "Synbiotics Conversion Date"). Synbiotics must provide the Holder with written notice of its election to convert this Note, specifying the Synbiotics Conversion Date, at least one (1) business day prior to the Synbiotics Conversion Date.

          2.2  Holder's Option to Convert.  Upon the occurrence of an "Event of
               --------------------------
Default," as that term is defined in Section 4, the Holder shall have the option to convert all amounts due and owing under this Note, including all accrued and unpaid interest due and owing hereunder plus any and all other amounts due and owing hereunder, into shares of Common Stock of Synbiotics by giving written notice thereof to Synbiotics, which notice shall include a closing date for the conversion within ten (10) business days thereafter (said closing date hereafter referred to as the "Holder Conversion Date"). In connection therewith, Synbiotics shall issue to Holder a number of shares of Common Stock of Synbiotics obtained by dividing (i) the then outstanding balance of this Note, including any and all accrued but unpaid interest due and owing hereunder together with any and all other amounts due and owing hereunder, by (ii) the mean average of the closing sales price of a share of Common Stock of Synbiotics as reported by the Nasdaq National Market for the thirty (30) trading days immediately preceding and ending on the trading day that is one (1) business day prior to the Holder Conversion Date.

          2.3  Termination of Rights Upon Conversion.  Conversion shall be
               -------------------------------------
deemed effective on the Synbiotics Conversion Date or the Holder Conversion Date, as the case may be, and the Holder of this Note shall have no further rights under this Note, whether or not this Note is surrendered. Nonetheless, the Holder is obligated to surrender this Note.

     3.   Subordination.
          -------------

          3.1  Insolvency.  Except for the issuance of shares of Common Stock of
               ----------
Synbiotics in accordance with the provisions of Section 2 above, in the event of any insolvency, bankruptcy, receivership, assignment for the benefit of creditors, reorganization, or arrangement with creditors of Synbiotics, whether or not pursuant to bankruptcy laws, or any dissolution, liquidation, or other marshalling of the assets and liabilities of Synbiotics, all Senior Debt (defined as indebtedness to any bank or institutional lender) shall be paid in full before any payment or distribution of any

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character, whether in cash, securities (other than those issued in accordance with the provisions of Section 2 above), or other property, which would otherwise, but for these subordination provisions be payable or distributable for or on account of any obligations under this Note shall first be paid or distributed directly to the holders of the Senior Debt, until all Senior Debt shall have been paid in full.

          3.2  Accelerated Senior Debt.  Except for the issuance of shares of
               -----------------------
Common Stock of Synbiotics in accordance with the provisions of Section 2 above, if any Senior Debt is accelerated, all such accelerated Senior Debt shall be paid in full before any payment or distribution of any character, whether in cash, securities, or other property, shall be made for or on account of any obligations under this Note. In any such event, any payment or distribution of any character, whether in cash, securities (other than those issued in accordance with the provisions of Section 2 above), or other property, which would otherwise, but for the subordination provisions applicable to the obligations under this Note, be payable or distributable for or on account of any obligations under this Note shall first be paid or distributed directly to the holders of the Senior Debt, until all such accelerated Senior Debt shall have been paid in full.

          3.3  Event of Default on Senior Debt.  Upon the occurrence of any
               -------------------------------
event of default by Synbiotics with respect to any Senior Debt under circumstances when the subordination provisions described in the preceding paragraphs are not applicable and the delivery by the holder of Senior Debt of written notice of such default to Synbiotics, then, unless and until the holder of Senior Debt shall have notified Synbiotics that such default shall have been cured or waived or shall have ceased to exist, no payment or distribution of any character, whether in cash, securities (other than those issued in accordance with the provisions of Section 2 above), or other property, shall be made for or on account of any obligations under this Note.

          3.4  Constructive Trust.  If Synbiotics makes any payment on account
               ------------------
of any obligations under this Note in contravention of the subordination provisions described in this Section 3, such payment shall be held by the Holder of the obligations under this Note for the benefit of, and shall be paid forthwith over and delivered to, Synbiotics for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with the terms of such Senior Debt.

          3.5  Acceptance by Holder.  Holder, by acceptance of this Note, is
               --------------------
deemed to accept, agree to, and be bound by this Section 3.

     4.   Acceleration.  The occurrence of any of the following events shall
          ------------
constitute an "Event of Default" under this Note:

          (a) any failure to make any payment of interest and/or principal due and owing under this Note within ten (10) days after the Due Date;

          (b) the insolvency of Synbiotics, the voluntary appointment of a receiver or liquidator for Synbiotics or for any of its properties; the filing by Synbiotics of a petition under the

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provisions of any state insolvency law, or Title 11 of the United States Code
(the "Bankruptcy Code"), as now in effect or hereafter amended; the filing against Synbiotics of a petition under the provisions of any state insolvency law or the Bankruptcy Code, as now in effect or hereafter amended, which petition is not dismissed within sixty (60) days after its filing; the making by Synbiotics of an assignment for the benefit of its creditors; the institution by Synbiotics of any other type of insolvency proceeding (under bankruptcy laws or otherwise) or general proceeding for the settlement of claims against it; or the institution against Synbiotics of any other type of insolvency proceeding (under bankruptcy laws or otherwise) or for the appointment of a receiver or liquidator for Synbiotics or for any of its properties or a general proceeding for the settlement of claims against it, which proceeding is not dismissed within sixty
(60) days after its filing;

          (c) the institution by Synbiotics of any formal or written proceeding for the dissolution or liquidation of, or winding up of the affairs of, Synbiotics;

          (d) the sale, assignment, transfer or delivery of all or substantially all of Synbiotics' assets, or the cessation by Synbiotics as a going business concern; or

          (e) any representation or warranty made by Synbiotics herein or in any document or certificate furnished by Synbiotics in connection herewith or pursuant hereto shall prove to have been incorrect in any material respect at the time made.

          Upon the occurrence of any Event of Default, all sums due and owing hereunder, together with all costs incurred in the collection thereof (including reasonable attorney's fees and court costs), shall become immediately due and payable without presentment, demand, protest or other notice of any kind.

     5.   Miscellaneous.
          -------------

          5.1  Transfer of Note.  This Note may be transferred only upon
               ----------------
surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to Synbiotics. Thereupon, a new Note for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of the Note.

          5.2  Titles and Subtitles.  The titles and subtitles used in this Note
               --------------------
are for convenience only and are not to be considered in construing or interpreting this Note.

          5.3  Notices.  Any notice required or permitted under this Note shall
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be given in writing and in accordance with Section 4.3 of the Purchase Agreement
(for purposes of which the term "Investor" shall mean the Holder hereunder), except as otherwise expressly provided in this Note.

          5.4  Attorneys' Fees.  If any action at law or in equity is necessary
               ---------------
to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys' fees,

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costs and disbursements in addition to any other relief to which such party may be entitled.

          5.5  Amendments and Waivers.  Any term of this Note may be amended and
               ----------------------
the observance of any other term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Synbiotics and the Holder. Any amendment or waiver effected in accordance with this Section 5.5 shall be binding upon the Holder of this Note (and of any securities into which this Note is convertible), each future holder of all such securities and Synbiotics.

          5.6  Late Payment Charge.  Any payment not received within ten (10)
               -------------------
days of the date that the same becomes due shall be subject to an additional late charge equal to two percent (2%) of the payment then due.

          5.7  Governing Law.  This Note shall be governed by and construed and
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enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

                              SYNBIOTICS CORPORATION,
                              a California corporation


                              By:   /s/Michael K. Green


                                    ---------------------------------------
                                    Michael K. Green
                                    Vice President, Chief Financial Officer, and Secretary



                [SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]

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